Exhibit 32.2
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
I, Mark A. Spurbeck, Executive Vice President and Chief Financial Officer of Peabody Energy Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)the Annual Report on Form 10-K for the annual period ended December 31, 2021 (the “Annual Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Peabody Energy Corporation.

Dated: February 18, 2022

/s/ Mark A. Spurbeck
Mark A. Spurbeck
Executive Vice President and Chief Financial Officer